EXHIBIT 10.12


                                  (TRANSLATION)

                      MEMORANDUM OF AGREEMENT ON AMENDMENTS
                    ATTACHED TO THE CONTRACT ON PERMISSION TO
                  ENGAGE IN BUSINESS OF SALE OF MERCHANDISE AND
                    SOUVENIRS AND TO LEASE PREMISES TO ENGAGE
                        IN BUSINESS AT THE INTERNATIONAL
                    PASSENGER TERMINAL OF THE BANGKOK AIRPORT
                   CONTRACT NO. 6-01/2536 DATED MARCH 18, 1993
                                 AMENDMENT NO.4

THIS MEMORANDUM OF AGREEMENT is made at the Airports Authority of Thailand on the 29th day of November 1996 between THE AIRPORTS AUTHORITY OF THAILAND by Air Chief Marshal Chanin Chandrubeksa, the Governor, hereinafter referred to as "AAT" of the one part and J.M.T GROUP CO., LTD., a limited company incorporated under the Civil and Commercial Code, having the head office located at 189/58 Wat Daodung Lane, Somdej Phra Pinklao Road, Bang YeeLhan Sub-District, Bangkok Noi District, Bangkok Metropolis by Mr. Viratana Suntaranond, the person authorized to act on behalf of the company under the Affidavit issued by the Partnerships and Companies Registration Office, Bangkok Metropolis, the Department of Commercial Registration, the Ministry of Commerce No. Sor Or.0134470 dated October 31, 1996, hereinafter referred to as the "Supplier" of the other part.

WHEREAS AAT has permitted the Supplier to engage in the business of sale of merchandise and souvenirs and to lease premises to operate the said business at the International Passenger Terminal within the Bangkok Airport, under the Contract No. 6-01/2536 dated March 18, 1993, for a period of 5 years commencing from April l, 1993 to March 31, 1998, and

WHEREAS AAT permits the Supplier to change the business presently operated in the premises No. 1787 having the area of 138.50 square meters, which is located in the International Passenger Terminal 2, the Bangkok Airport, to be a convenient store and to partly change certain area of the operating premises.

AAT and the Supplier, therefore, agree to enter into this Memorandum of Agreement nc follows:

Clause l. The Appendix A attached to the Contract No. 6-01/2536 dated the 18th day of March 1993 which has been amended by the Memorandum of Agreement on Amendments No. 3 dated October 29, 1996, shall be revoked and replaced by Appendix A. attached hereto.

Clause 2. Clause 2.5.3 of the Contract No. 6-01/2536 dated the 18th day of March 1993 shall be revoked and replaced by the following:

          "2.5.3 The Supplier is barred to sell or display the following merchandise or souvenirs:
                 - Flowers, dried flowers, artificial flowers.
                 - Fruits, dried fruits, preserved fruits, pickled fruits, fruit paste and can Fruits.
                 - All types of consumable products,  i.e. fresh foods,  instant foods, dried foods, can foods, all types of beverages, spices and seasonings, chocolate and packaged consumable products".

Clause 3. In consideration to the agreement reached between AAT and the Supplier for the change of the area of the operating premises, the Supplier, therefore, agrees to pay additional remuneration or reduce the amount of remuneration payable to AAT based upon the area increased or decreased, as the case may be, at the rate of Baht 31,754.39 (Thirty one thousand seven hundred fifty four and 39/100 Baht) per month as follows:

  3.1 For the period commencing from May 23, 1996 to June 25, 1996, the operating area was decreased by 16.50 square meters.

  3.2 For the period commencing from June 26, 1996 to July 25, 1996, the operating area was decreased by 15.00 square meters.

  3.3 For the period commencing from July 26, 1996 onwards, the operating area was decreased by 1.50 square meters.

Clause 4. Other than those stipulated in Clauses 1, 2 and 3 hereinabove, other stipulations of the Contract No. 6-01/2536 and dated March 18, 1993, shall remain in full force and effect.

Clause 5. This Memorandum of Agreement shall be in effect as from May 23, 1996 onwards.

This Memorandum of Agreement is made in duplicate with identical content. The Parties have thoroughly read and understood the same, thus setting their hands together with the seal (if any) affixed in presence of witnesses and each keeping one copy.

AAT                                            Supplier
---                                            --------
(Signed) Air Chief Marshal (signature)        (Signed)  (signature)    (seal)
                (Chanin  Chandrubeksa)                (Mr. Viratana Suntaranond)

Witness                                        Witness
-------                                        -------
(Signed)    (signature)                       (Signed)   (signature)
         (Mr. Krit Pakakij)                   (Ms. Chataporn Phlupothong)



                                  (TRANSLATION)
             LIST ATTACHED TO MEMORANDUM OF AGREEMENT ON AMENDMENTS
       TO BE ATTACHED TO THE CONTRACT NO. 6-01/2536 DATED MARCH 18, 1993
                                Amendment No. 4

                                                                      Appendix A
                                                                 (Total 9 Pages)

                                                                          Page 1
------------------------------------------------------------------------------------------------------------------------------------
         Particulars               Area in       Rental Rate      Rental       Charges      Housing and        Lease Period
      of Leased Premises           Square        Baht/Sq.m                                   Land Tax
                                   Meter           /month       Baht/month   Baht/month     Baht/month    From                Up to
------------------------------------------------------------------------------------------------------------------------------------


Premises within the International
Passenger Terminal
---------------------------------

- Nos. 1302, 1302 B                48.00            500.-        24,000.-       3,600.-        3,000.-   May 23, 1996 March 31, 1998
- No. 3303 A                       12.00            500.-         6,000.-         900.-          750.-   May 23, 1996 March 31, 1998
- No. 3303 A/1                      9.00            500.-         4,500.-         675.-          562.50  May 23, 1996 March 31, 1998
- No. 3303 B                       36.50            500.-        18,250.-       2,737.50       2,281.25  May 23, 1996 March 31, 1998
- No.                              12.00            500.-         6,000.-         900.-          750.-   May 23, 1996 March 31, 1998
- No. 3304 B/1                     11.00            500.-         5,500.-         825.-          687.50  May 23, 1996 March 31, 1998
- No. 3342 E                      200.00            500.-       100,000.-      15,000.-       12,500.-   May 23, 1996 March 31, 1998
- No. 3342 E/1                     28.50            500.-        14,250.-       2,137.50       1,781.25  May 23, 1996 March 31, 1998
- No. 3342 E/2                     28.50            500.-        14,250.-       2,137.50       1,781.25  May 23, 1996 March 31, 1998
- No. 3342 F                      200.00            500.-       100,000.-      15,000.-       12,500.-   May 23, 1996 March 31, 1998
- No. 3342 F/1                     28.50            500.-        14,250.-       2,137.50       1,781.25  May 23, 1996 March 31, 1998
- No. 3342 F/2                     28.50            500.-        14,250.-       2,137.50       1,781.25  May 23, 1996 March 31, 1998
- No. 0316                         42.50            500.-        21,250.-       3,187.50       2,656.25  May 23, 1996 March 31, 1998
- No. 3265 S                       22.00            500.-        11,000.-       1,650.-        1,375.-   May 23, 1996 March 31, 1998
- No. 3265 S/1                     12.50            500.-         6,250.-         937.50         781.25  May 23, 1996 March 31, 1998
- No. 3265 T                        7.50            500.-         3,750.-         562.50         468.75  May 23, 1996 March 31, 1998
- No. 3265 T                        1.50            750.-         1,125.-         168.75         140.62 June 26, 1996 March 31, 1998







                                                                          Page 2

------------------------------------------------------------------------------------------------------------------------------------
         Particulars               Area in       Rental Rate      Rental       Charges      Housing and        Lease Period
      of Leased Premises           Square        Baht/Sq.m                                   Land Tax
                                   Meter           /month       Baht/month   Baht/month     Baht/month    From                Up to
------------------------------------------------------------------------------------------------------------------------------------

Premises within the Intemationa
Passenger Terminal, Building II
-------------------------------
- No. 2797 A                       41.00            750.-        30,750.-       4,612.50       3,843.75  May 23, 1996 March 31, 1998
- No. 3770                         43.50            750.-        32,625.-       4,893.75       4,078.12  May 23, 1996 March 31, 1998
- No. 3735 A                      160.50            750.-       120,375.-      18,056.25      15,046.87  May 23, 1996 March 31, 1998
- No. 3265 X                      156.00            750.-       117,000.-      17,550.-       14,625.-   May 23, 1996 March 31, 1998
- No. 3757 A                       12.50            750.-         9,375.-       1,406.25       1,171.87  May 23, 1996 March 31, 1998
- No. 3704 A                       20.00            750.-        15,000.-       2,250.-        1,875.-   May 23, 1996  July 25, 1996
- No. 1787 (CONVENIENT STORE)     138.50            750.-       103,875.-      15,581.25      12,984.37  May 30, 1996 March 31, 1998
- No. 3712 A                       33.50            750.-        25,125.-       3,768.75       3,140.62 July 26, 1996 March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------


                            AAT                  Supplier
                            ---                  --------
(Signed) Air Chief Marshal (signature)         (Signed)     (signature)  (seal
                     (Chanin Chandrubeksa)         (Mr. Viratana Suntaranond)

(Signed)                   Witness               Witness
                           -------               -------
                         (signature)           (Signed) (signature)
                      (Mr. Krit Pakakij)          (Ms. ChataDorn Phlupothong)














[Seven pages (floor plans) graphics omitted.]